UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/19/2006

CHARLES & COLVARD LTD
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23329

NC	561928817
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Perimeter Park Drive, Suite A, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

9194680399
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On May 18, 2006, Charles & Colvard, Ltd. issued a press release announcing that in order to facilitate the previously announced repurchase of up to one million shares of the Company's common stock, its Board of Directors has approved a written stock repurchase plan that will be administered by Raymond James & Associates, Inc. in accordance with Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

                Exhibit No.                Exhibit Description

                99.1                        Press Release dated May 18, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES & COLVARD LTD

Date: May 19, 2006	By:	/s/ James R. Braun
James R. Braun
Vice President of Finance & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release date May 18, 2006